Exhibit 8.1

List of subsidiaries

Subsidiary Names by Country of Registration	% Ownership

Argentina
Smurfit S.A.	100.0

Austria
Nettingsdorfer Papierfabrik AG & Co KG	100.0
Nettingsdorfer Papierfabrik Management AG	100.0
Nettingsdorfer Service Center Management GmbH	100.0
Nettingsdorfer Service Centre GmbH & Co KG	100.0
Smurfit Interwell GmbH & Co KG	100.0
Smurfit Interwell Management GmbH	100.0
Smurfit Interwell Vermogensverwaltung GmbH	100.0
Smurfit Wellkart GmbH	100.0

Belgium
Cartomills Luxembourg SPRL	100.0
Cartomills SPRL	100.0
Smurfit Général Emballages S.A.	100.0
SSCC Belgium Holdings SPRL	100.0
Kappa Spaarpapier N.V.	100.0
Kappa Drogenbos N.V.	100.0
Kappa Van Mierlo N.V.	100.0
Kappa Turnhout N.V.	100.0
Kappa Boxcentre Olen N.V.	100.0
Kappa Interbox N.V.	100.0

Bermuda
Belguard Insurance Limited	100.0
Cariven Investments Limited	100.0
Fibras Limited	87.8
L.A. Services Limited	100.0
Papelera Industrial Limited	50.0
S.A. Services Limited	100.0
S.I. Holdings Limited	100.0
S.M. Finance Limited	100.0
Trinmills Limited	100.0

Brazil
Smurfit do Brasil Participacoes Ltda	100.0

Canada
Smurfit Bag in Box Canada Limited	100.0
Smurfit Canada Holdings Limited	100.0

Cayman Islands
Adavale Global Holdings Limited	100.0
Tops Series XVIII Limited	100.0

Chile
Smurfit Chile S.A.	100.0

Subsidiary Names by Country of Registration	% Ownership

Colombia
Carton de Colombia, S.A.	69.9
Celulosa y Papel de Colombia, S.A.	66.3
Compania Colombiana de Empaques Bates, S.A.	60.1
Compania Venezolana de Empaques Bates Colombates, S.A.	56.6
Reforestadora Andina, S.A.	68.9
Reforestadora del Cauca, S.A.	66.0
Trans-Bosnal Ltda	69.6

Costa Rica
Smurfit Costa Rica S.A.	100.0

Czech Republic
Kappa Packaging Czech, s.r.o.	100.0
Kappa Packaging Czech, s.r.o.	100.0
Kappa Empack s.r.o.	100.0
Kappa Packaging Czech, s.r.o.	100.0
Kappa Packaging Olomouc, s.r.o.	100.0

Denmark
Smurfit Holdings A/S	100.0
Smurfit Neopac A/S	100.0
Kappa Packaging Danmark A/S	100.0
Kappa Dansk Kraftemballage A/S	100.0
Kappa Borup A/S	100.0
Kappa Corrpack A/S	100.0
Kappa CorrPrint A/S	100.0
Kappa Ejby A/S	100.0
Kappa Emballage A/S	100.0
Kappa Støvring A/S	100.0
Kappa Varde A/S	100.0
Kappa Dyboflex A/S	100.0
Kappa DieCut A/S	100.0
Kappa ConsumerProducts A/S	100.0

Dominican Republic
Industria Cartonera Dominicana SA	80.0

England
Alpine Linerboard Products Limited	100.0
Badger Publishing Limited	100.0
Cundell Group Holdings Limited	100.0
Cundell Property Holdings Limited	100.0
Fishergate Properties Limited	100.0
Kilvere Limited	100.0
Netadvance plc	100.0
Norcor Holdings Limited	100.0
Norcor Trustees Limited	100.0
Norwich Corrugated Board Limited	100.0
Olympic Containers Limited	100.0
Paper Packaging Products Limited	100.0
Smurfit Aviation Limited	100.0
Smurfit Communications U.K. Limited	100.0
Smurfit Corrugated Holdings	100.0

Subsidiary Names by Country of Registration	% Ownership

Smurfit Corrugated UK Limited	100.0
Smurfit Fine Paper Limited	100.0
Smurfit Investments UK Limited	100.0
Smurfit Overseas Limited	100.0
Smurfit TPD Limited	95.0
Smurfit Tubes (Leek) Limited	100.0
Smurfit Tubes Limited	100.0
Smurfit UK Limited	100.0
Smurfit Ward Limited	99.3
Southwold Packaging Limited	100.0
Tops Series XVIII Container Holdings Limited	100.0
Townsend Hook Group Limited	100.0
Townsend Hook Limited	100.0
Kappa Packaging UK Limited	100.0
Kappa Paper Recycling (UK)	100.0
Kappa SSK Ltd.	100.0
Kappa Containerboard UK Ltd.	100.0
Kappa Corrugated UK Limited	100.0
Kappa Graphic Board (UK) Ltd	100.0

Ecuador
Smurfit Ecuador, S.A.	68.1

Finland
Kappa Corrugated Finland Oy	100.0
Kappa Pakite Oy	100.0
Kappa Pirkan Pakkaus Oy	100.0
Kappa Seinäjoki Oy	100.0

France
C.A.P. SAS	71.7
Cartomills France, S.A.R.L.	100.0
Cartonnage de Colmar SAS	100.0
Cartonnage Services Emballages de Provence SAS	99.9
Cartonnages De l’Agenais SAS	100.0
Cartonnages de Lorraine SAS	98.1
Cartonnerie d’Aquitaine SAS	100.0
Cartonnerie de Lestrem S.A.	100.0
Cartonnerie de l’Ile de France SAS	100.0
Cartonnerie de Maurepas SAS	100.0
Cartonneries Nouvelles de Champagne CNC SAS	100.0
Cevennes Emballages SAS	100.0
Emballages Caner SAS	99.0
FERROB SAS	99.7
INTERFOR S.A.	98.8
MGC Cartonnage S.A.	50.0
Poitou Cartons SAS	100.0
SCI Les Echets	100.0
Seviac SAS	99.4
Smurfit Alma SAS	99.8
Smurfit Bag-in-Box S.A.	100.0
Smurfit Bizet SAS	99.8
Smurfit Cellulose du Pin SAS	100.0
Smurfit Chaillot SAS	100.0
Smurfit Cognac SAS	100.0

Subsidiary Names by Country of Registration	% Ownership

Smurfit Comptoir Du Pin SAS	100.0
Smurfit Distribution SAS	98.3
Smurfit Europe S.A.S.	100.0
Smurfit Goethe SAS	99.8
Smurfit Holdings France S.A.	99.8
Smurfit International France S.A.	100.0
Smurfit Investments France S.A.	99.9
Smurfit Kleber SAS	100.0
Smurfit Lembacel	100.0
Smurfit Papier Recyclé France S.A.S.	100.0
Smurfit Parnalland SAS	99.6
Smurfit PLV Lyon SAS	100.0
Smurfit PLV Paris SAS	100.0
Smurfit Ponts et Marais SA	98.9
Smurfit Rol Pin SAS	100.0
Smurfit Socar S.A.	99.8
Smurfit Somica SAS	99.5
Smurfit Uzerche S.A.	100.0
Smurfit Worldwide Research Europe	100.0
Smurfit Provence Alpes Cote d’Azur SA	98.6
Societe Financiere De La Rue Goethe SAS	99.8
Société Landaise d’Expertises Forestière (SOLEFOR) SARL	93.0
STA	99.7
Tranepac S.A.	100.0
Kappa France SAS	100.0
Kappa Containerboard France SAS	100.0
Kappa Graphic Board S.A.	100.0
Kappa Central Pac SAS	100.0
Kappa Dore Emballage SAS	100.0
Kappa Maine Emballages SAS	100.0
Kappa SCAO SAS	100.0
Kappa SIEMCO SAS	100.0
Kappa Carton France S.a.r.l.	100.0
Kappa Agripack SARL	100.0
Kappa Graphila SARL	100.0
Kappa Mennecy Paper S.A.	100.0

Germany
C.D. Haupt Papier-und Pappenfabrik GmbH & Co. KG	100.0
Diekra-Speditions GmbH	92.0
Grundstrucks- Verwaltungsgesellschaft Altona mbh	100.0
Leasing- Kontor fur Investitionsguter GmbH	100.0
Liquiwell Systemverpackungen GMBH	79.0
Papierverwaltungs-gesellschaft Wrexen GmbH	100.0
PKI Verwaltungs GmbH	100.0
Schneverdinger Wellpappenwerk GmbH	100.0
Smurfit Cellulose du Pin (Deutschland) GmbH	100.0
Smurfit Deutschland GmbH	100.0
Smurfit Europa Carton GmbH	100.0
Smurfit Eurotrend GmbH	100.0
Smurfit Germany-Recycling GmbH	100.0
Smurfit Holdings GmbH	100.0
Smurfit Lembacel Deutschland GmbH	100.0
Smurfit Verwaltungs GmbH	100.0
Wellit Wellpappenfabrik GmbH & Co.	100.0

Subsidiary Names by Country of Registration	% Ownership

Wellit Wellpappenfabrik Verwaltungs GmbH	100.0
Wellpappenwerk Waren GmbH	100.0
Kappa Packaging (Deutschland) GmbH	100.0
Kappa Levison GmbH	100.0
Kappa Zülpich Papier GmbH	100.0
Kappa Wiesloch Papier GmbH	100.0
Kappa Containerboard Deutschland GmbH	100.0
Kappa Herzberger Papierfabrik GmbH	100.0
Kappa BADENKARTON GmbH	100.0
Kappa Graphic Board GmbH	100.0
Kappa RapidCorr GmbH	100.0
Kappa RapidCorr Euskirchen GmbH	100.0
Kappa Herzberger Wellpappe GmbH	100.0
Kappa Kawell GmbH	100.0
Kappa Rheinwelle GmbH	100.0
Kappa Topwell Verpackungen GmbH	100.0
Kappa Sieger GmbH	100.0
Kappa Wellpappe Lübeck GmbH	100.0
Kappa Holfelder Werke GmbH & Co. KG	100.0
Kappa Nordwell GmbH	100.0
Kappa BADEN PACKAGING GmbH	100.0
Kappa Herzberger Papierfabrik GmbH	100.0
Kappa Verpackungswerk Neuss GmbH	100.0
Kappa Espac GmbH	100.0

Gibraltar
Borden Properties Limited	100.0
Gillridge Holdings Limited	100.0
S.G.H. Limited	100.0
Sandlee Investments Limited	100.0
Wilshaw Investments Limited	100.0

Hong Kong
Smurfit Asia-Pacific Sales (HK) Ltd.	100.0

Hungary
Kappa Dunatrade Kft	98.5

Ireland
Alvecrow Limited	100.0
Arlonberg Limited	100.0
Badcall Limited	100.0
Belgray Holdings	100.0
Brenchley Limited	100.0
Central Waste Paper Company Limited	100.0
Chacala Limited	100.0
Chambers Edwards Limited	100.0
Claystoke Limited	100.0
Crayside Limited	100.0
Damous Limited	100.0
Daoura Limited	100.0
Doovane Limited	100.0
Evergem Holdings	100.0
G H Sales Limited	100.0
Gorda Limited	100.0

Subsidiary Names by Country of Registration	% Ownership

Gourdas Limited	100.0
Gweebara Limited	100.0
Headley Holdings	100.0
Iona Print Limited	100.0
Irish Carton Printers Limited	100.0
Irish Nursery and Landscape Company Limited	100.0
iVenus Limited	100.0
J.S. Publications Limited	100.0
Jefferson Smurfit & Sons Limited	100.0
Jefferson Smurfit Group Limited	100.0
JSG Acquisitions	100.0
JSG Funding plc	100.0
JSG Holdings plc	100.0
King Robert Limited	100.0
Kufpent Limited	100.0
Margrave Investments Limited	100.0
Queen Mathilda Limited	100.0
Smurfit Capital	100.0
Smurfit Capital Funding Limited	100.0
Smurfit Capital Leasing	100.0
Smurfit Corporate Services Limited	100.0
Smurfit Corrugated Cases (Cork) Limited	100.0
Smurfit Corrugated Ireland	100.0
Smurfit Corrugated Research Limited	100.0
Smurfit European Packaging Limited	100.0
Smurfit Holdings Limited	100.0
Smurfit International Limited	100.0
Smurfit Investments (Ireland) Limited	100.0
Smurfit Ireland Limited	100.0
Smurfit Irish Paper Sacks Limited	100.0
Smurfit Job Creation Enterprise Fund Limited	100.0
Smurfit Natural Resources Limited	100.0
Smurfit News Press Limited	100.0
Smurfit Packaging Corporation Limited	100.0
Smurfit Publications Limited	100.0
Smurfit Recycling Ireland Limited	100.0
Smurfit Securities Limited	100.0
Smurfit Services Limited	100.0
Smurfit Venture Capital Management Services Limited	100.0
Smurfit Venture Investments Limited	100.0
Smurfit Web Research Limited	100.0
T.P. Properties Limited	100.0
TMG Limited	100.0
Trans-Pack Cases Limited	100.0
Waterford Castle Golf & Country Club Limited	100.0
Woodfab Cork Limited	100.0
Woodfab Limited	100.0
Woodfab Packaging Limited	60.0

Italy
BIB Italia	100.0
Fustelpack S.p.A.	69.0
Nettingsdorfer Italia S.p.A.	100.0
Smurfit Carta S.r.l.	100.0
Smurfit Holdings & Services Italia S.p.A	100.0

Subsidiary Names by Country of Registration	% Ownership

Smurfit SKA, s.r.l.	99.2
Smurfit-SISA S.p.A.	89.5
Vitop Moulding S.r.L.	100.0
Kappa Packaging SpA	100.0
Kappa Graphic Board S.r.l.	100.0

Jersey
Richview Properties Limited	100.0
Sminho Limited	100.0

Lithuania
Kappa Packaging Baltic Ltd.	100.0

Luxembourg
Smurfit International Luxembourg Sarl	100.0
Smurfit Luxembourg Partner Sarl	100.0

Mexico
Grupo Smurfit Mexico, S.A. de C.V.	100.0
Smurfit Carton y Papel de Mexico, S.A. de C.V.	100.0

Monaco
Smurfit Management Services S.A.M.	100.0

Netherlands
Adavale (Netherlands) B.V.	100.0
JSG Finance B.V.	100.0
Packaging Investments Holdings (PIH) B.V.	100.0
Packaging Investments International (PII) B.V.	100.0
Packaging Investments Netherlands (PIN) B.V.	100.0
Smurfit Corrugated B.V.	100.0
Smurfit De Halm Karton B.V.	100.0
Smurfit Golfkarton B.V.	100.0
Smurfit Holdings B.V.	100.0
Smurfit International B.V.	100.0
Smurfit Investments B.V.	100.0
Smurfit Nederland Holding BV	100.0
Smurfit Shared Services BV	100.0
Smurfit Solidpack BV	100.0
Trobox Kartonnages BV	100.0
Trobox Verpakkingen B.V.	100.0
Kappa Beheer B.V.	100.0
Kappa Packaging B.V.	100.0
Kappa Packaging Nederland Holding B.V.	100.0
Kappa Packaging Nederland B.V.	100.0
Kappa Packaging International B.V.	100.0
Kappa Packaging Development Centre B.V.	100.0
Kappa Paper Recycling B.V.	100.0
AVR-Rietveld C.V.	50.0
Kappa Roermond Papier B.V.	100.0
Kappa Containerboard B.V.	100.0
Kappa Containerboard Benelux B.V.	100.0
Kappa Triton B.V.	100.0
Kappa Attica B.V.	100.0

Subsidiary Names by Country of Registration	% Ownership

Kappa Graphic Board B.V.	100.0
Kappa Graphic Board USA B.V.	100.0
Kappa RapidCorr Eindhoven B.V.	100.0
Kappa Hermes N.V.	100.0
Kappa Oudenbosch Golfkarton B.V.	100.0
Kappa TWINCORR B.V.	100.0
Kappa De Zeeuw Golfkarton B.V.	100.0
Kappa Vandra Golfkarton B.V.	100.0
Kappa Van Dam Golfkarton B.V.	100.0
Kappa Zedek B.V.	100.0
Kappa Orko-Pak B.V.	100.0
Kappa “GSF” B.V.	100.0
Kappa Trimbach B.V.	100.0
Kappa Quama International B.V.	100.0

Netherlands Antilles
Packaging Finance N.V.	100.0

Northern Ireland
Finlay Packaging plc	100.0
SCC (Northern Ireland) Limited	100.0
Smurfit Corrugated Cases (Lurgan) Limited	100.0
Wm. Finlay & Sons Limited	100.0
Wm. Finlay (Properties) Limited	100.0

Norway
Smurfit Norpapp A/S	100.0
Smurfit Sunland-Eker A/S	100.0
Kappa Grenland AS	100.0
Kappa Rena AS	100.0

Panama
Egmont International Corporation	100.0

Poland
Europa Carton Sp. z.o.o	100.0
Smurfit Packaging Sp. z.o.o	100.0
Smurfit Paper Sacks (Polska) Sp.z o.o	99.4
Kappa Drezdenko Sp.z o.o.	100.0
Kappa Konin Sp.z o.o.	100.0
Kappa Gdansk Sp.z o.o.	100.0
Kappa Warszawa Sp.z o.o.	100.0

Portugal
Smurfit Portugal, Industrial del Cartao	94.9

Puerto Rico
Fibras Internacionales de Puerto Rico, Inc.	87.5

Russia
Kappa St. Petersburg A/O	100.0

Scotland
Smurfit Corrugated (Scotland) Limited	100.0

Subsidiary Names by Country of Registration	% Ownership

Singapore
Kappa Graphic Board Asia Pacific B.V.	100.0

Slovakia
Kappa Štúrovo, a.s.	98.5
Kappa Obaly Štúrovo a.s.	98.5

Spain
Central Forestal S.A.	99.8
Navarra Ecoenergy S.L.	100.0
Smurfit Container Espana SL	100.0
Smurfit Ecoenergy SL	100.0
Smurfit Espana, S.A.	100.0
Smurfit Ibersac, S.A. (IBERSAC)	100.0
Smurfit Navarra S.A.	97.7
Smurfit Nervión, S.A.	99.3
Kappa Packaging España SL	100.0
Kappa Containerboard Ibérica, S.L.	100.0
Kappa Graphic Board S.A.	100.0
Kappa Iberoamericana, S.A.	100.0
Kappa Iberoamericana Almeria, S.A.	100.0
Kappa Iberoamericana Catalunya, S.A.	100.0
Kappa Iberoamericana Huelva, S.A.	100.0
Kappa Iberoamericana Totana, S.L.	100.0
Kappa Iberoamericana, S.A.	100.0
Kappa Iberoamericana Jerez, S.L.	100.0

South Africa
Kappa Solid Board SA (Pty) Ltd.	100.0

Sweden
AB Johnson Medisafe	100.0
Smurfit Pappersbruk AB	100.0
Bivouac AB	100.0
Smurfit Invest AB	100.0
Smurfit Trade AB	100.0
Industri AB Viskan	100.0
Jonsac AB	99.4
Ljungdahls Mailman AB	100.0
Smurfit Intressenter AB	100.0
Smurfit Kartong AB	100.0
Nya Boardtex AB	100.0
Smurfit Packaging Borjesson AB	100.0
Smurfit Holdings AB	100.0
Smurfit Packaging Johnson Emballage AB	100.0
Smurfit Packaging Display AB	100.0
Smurfit Hygien AB	100.0
Smurfit Lagamill AB	99.6
Smurfit Packaging AB	100.0
Smurfit Packaging On Well AB	100.0
Smurfit Packaging Pegewell AB	100.0
StälliWell AB	100.0
Kappa Packaging Sweden AB	100.0
Kappa Kraftliner AB	100.0

Subsidiary Names by Country of Registration	% Ownership

Kappa Förenade Well AB	100.0
Kappa Mittpac AB	100.0
Kappa Mälarwell AB	100.0
Kappa Weltillverkaren AB	100.0

Switzerland
Kappa Containerboard AG	100.0
Kappa Swisswell AG	100.0

Trinidad and Tobago
Smurfit Trinidad Limited	83.4

United States
JSC Aviation, Inc	100.0
Smurfit Packaging LLC	100.0
SPC/Matawan LLC	100.0
SPC/Pomona LLC	100.0
SPC/Tower LLC	100.0

Uruguay
Mundo Verde S.A.	100.0
Smurfit Uruguay S.A.	100.0

Venezuela
Agropecuaria Tacamajaca, C.A.	87.9
Carton de Venezuela, S.A.	87.9
Corporacion Venezolana de Papel C.A.	68.1
Corrugada Latina & Compania	87.9
Corrugadora Latina S.r.L.	87.9
Corrugadora Suramericana, C.A.	87.9
Industrias Almac, C.A.	100.0
Inversiones Isica, C.A.	100.0
Reforestadora Dos Refordos, C.A.	87.8
Reforestadora Uno Reforuno, C.A.	87.9